UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

______________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 23, 2019

Ares Commercial Real Estate Corporation
(Exact name of registrant as specified in its charter)

Maryland	001-35517	45-3148087
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, 42nd Floor, New York, NY	10167
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 750-7300

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 23, 2019, Ares Commercial Real Estate Corporation (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”). A quorum was present at the Annual Meeting and the Company’s stockholders: (i) elected the three Class I directors named below; (ii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019; (iii) approved on a non-binding, advisory basis, the compensation of the Company’s named executive officers (“Say on Pay”); and (iv) approved, on a non-binding, advisory basis, the frequency with which future stockholder advisory votes on the compensation of the Company’s named executive officers will be held. The final voting results from the Annual Meeting were as follows:

(1) A proposal to elect three Class I directors to serve until the Company’s 2022 annual meeting of stockholders, and until their successors have been duly elected and qualify.

	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
William L. Browning	12,887,089	4,570,636	6,709,942
James A. Henderson	13,122,590	4,335,135	6,709,942
Edmond N. Moriarty, III	13,173,268	4,284,457	6,709,942

(2) A proposal to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019.

VOTES FOR	VOTES WITHHELD	VOTES ABSTAINED
23,961,226	146,310	60,131

(3) A proposal for the non-binding, advisory vote to approve the compensation of the Company’s named executive officers.

VOTES FOR	VOTES WITHHELD	VOTES ABSTAINED	BROKER NON-VOTES
16,679,339	702,572	75,814	6,709,942

(4) A proposal to approve, on a non-binding, advisory basis, the frequency with which future stockholder advisory votes on the compensation of the Company’s named executive officers will be held.

ONE YEAR	TWO YEARS	THREE YEARS	VOTES ABSTAINED	BROKER NON-VOTES
10,932,601	84,088	6,379,303	61,733	6,709,942

The Company has decided to include a stockholder vote on Say on Pay every year, consistent with the stockholders’ advisory vote, until the next required advisory vote on the frequency of future advisory votes on executive compensation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:      April 29, 2019

ARES COMMERCIAL REAL ESTATE CORPORATION

By:	/s/ Anton Feingold
Name:	Anton Feingold
Title:	General Counsel and Secretary